DECEMBER 31, 2000


DAVIS VALUE PORTFOLIO
DAVIC FINANCIAL PORTFOLIO
DAVIS REAL ESTATE PORTFOLIO
(PORTFOLIO OF DAVIS VARIABLE ACCOUNT FUND, INC.)











DAVIS FUNDS
OVER 25 YEARS OF RELIABLE INVESTING

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

Dear Fellow Shareholder:

There is always a list of worries circulating in the market. Right now, for example, some people are worried about what you might call the four E's--earnings, the economy, euro weakness and energy costs. Other people are worried about the three T's--trade deficits, terrorism or unrest in the world and taxes. Yet others are worried about the three I's--interest rates, inflation and integrity, whether in government or in corporate accounting.

To become a successful investor you have to look beyond those worries. First, you must be committed to the concept that investing in equities is a proven way to build wealth over generations.(1) Second, you must do your homework before you invest the way you would do your homework before buying a house. You would call in experts such as an appraiser and a building engineer to help you evaluate the condition of the house, the neighborhood, the schools, the house's record of appreciation and historical and projected property tax rates.

Third, and perhaps most important of all, you must think long term. You have to look two, three or more years ahead so you are not caught up in the quarterly earnings revision game or the momentum game. When you buy a house, you intend to own it for a while. If you thought you might be moving and sell the house in a few months, you would rent rather than buy. Being a short-term stock trader is akin to signing month-to-month leases as opposed to being an owner or long-term investor.

At Davis Selected Advisers, L.P., we focus on themes that we believe are likely to prevail over a decade or more. One theme that has been successful for us in the past and that we continue to like is financial stocks, which offer a play on the growing retirement market and the increasing interest of baby boomers in investing for their retirement. Financial stocks have also benefited from the trend to industry restructuring and consolidation and from low inflation and the long business expansion, which has limited credit risk.(2)

A future demographically related theme that might be a logical extension of the financial theme is the growing global market for new medicines. As baby boomers reach retirement age, they will tend to use more medications, and medical advances are also lengthening life expectancies. These new medicines may be invented by existing pharmaceutical companies, by emerging biotech and genetic research companies or, most likely, by a combination of these groups via consolidation, joint ventures, and joint operating and marketing agreements.(2)

To be a successful investor, we also think you have to focus on the price you pay for ownership of a particular company as well as on the prospects for businesses and themes. That is true too if you are purchasing a house. You may love the house, but if it is overpriced, it is not a good buy.

Paying attention to price is especially important now as we do not expect the secular explosion in equity prices that we experienced over the past two decades when the Dow Jones Industrial Average advanced from 1,000 to 10,000. Instead, we anticipate the market will move in a broad trading range during the next few years. To our mind, 10,000 looks like a value point that is being established on the downside, although prices could certainly go lower in a recession or a real bear market. At the same time, given today's earnings, future prospects for growth and where we are in the business cycle, it would require a serious rewriting of the history books to get the Dow much above 15,000 in the next five years or so.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

Our strategy is to follow a practice of watchful waiting, using an add and trim policy. If you are a committed equity investor and have done your homework, as market rotation drives certain industries into disfavor, you can take advantage of opportunities there. Conversely, when a group has been in favor for six months or more, then it may be advisable to do some trimming or at the very least hold off on increasing those positions.

We think that good money will still be made in stocks over the next few years, but it will be made by leaning against the wind--that is, by buying on weakness and lightening up on strength in a choppy market. In this climate, we will continue to stick with high quality, well-managed companies that we believe offer solid potential for sustainable earnings growth over the long term.(3)

Sincerely,



/s/ Shelby M.C. Davis

Shelby M.C. Davis
Senior Research Adviser

February 2, 2001

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS VALUE PORTFOLIO

PERFORMANCE OVERVIEW

The Davis Value Portfolio delivered a total return of 9.30% for the one year period ended December 31, 2000,(4) outpacing the performance of the Lipper Large-Cap Value Fund Index(5) and the Standard & Poor's 500 Index.(5) The Lipper Large-Cap Value Fund Index provided a return of 1.95% over the calendar year while the S&P 500 returned (9.10)% over the same time frame.

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. How would you describe the performance of the Portfolio last year?

A. In the year 2000, Davis Value Portfolio produced strong investment returns both in absolute terms and also relative to the S&P 500 Index against which Ken and I judge ourselves. These are good results but, as I mentioned in August, there is a danger in trying to read too much into short-term results and an even greater danger of becoming complacent when short-term results are good. Despite our mistakes, which I will describe below, we are generally pleased with the performance of the businesses that we own. The portfolio is made up of high-quality companies run by first-class managers. More importantly, the fact that these managers are capable of creating value in all types of economic and market conditions is reassuring in such uncertain times and helps keep us focused on the long term.(6)

Q. What is your perspective on the market turmoil that seemed to characterize the year 2000?

A. As contrary as this might sound, Ken and I would describe the market last year as generally rational. To understand this description, it is important to remember that stocks represent ownership interests in businesses and that there is a fundamental difference between the price of a stock, which can be affected by changes in psychology and sentiment, and the value of a stock, which can only be determined by the present value of the cash generated by the underlying business. Over the past several years, we have been operating in an environment where price and value became disconnected. Companies with little or no cash flow (or prospects of generating any) and therefore stocks that had little or no value were being priced at enormously high levels. Meanwhile, many businesses with strong cash flow and reasonable growth were being priced as if they were doomed to fade into oblivion. Beginning in the second quarter of last year, price and value began to converge with the result that many companies with very high prices plunged while others with more reasonable valuations recovered somewhat. It is striking that the relatively modest movement in the S&P 500 masks enormous underlying price swings, with many large, widely owned stocks falling 50-90% from their highs. It is because of this general convergence between price and value that we would characterize the market of 2000 as more rational.

Q. Can you provide some perspective on the portfolio?

A. In reviewing the portfolio, I am reminded of Clint Eastwood's Western, The Good, the Bad and the Ugly, as we certainly made decisions that fall into all three categories.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Looking first at "The Good," market volatility created opportunities both on the buy side and the sell side. In the early part of the year when anything associated with the `Old Economy' was languishing, we were presented with opportunities to add to top-notch pharmaceuticals such as American Home Products(7), Bristol-Myers and Merck, all we believe at reasonable prices. To my father's comments above in which he outlines the strong demographic underpinnings of this high-quality industry, I can only add that the recent presidential election would seem to mitigate some of the industry's regulatory risk.

The market also showed a distinct aversion to anything controversial. In such an environment, investors have a `shoot first and ask questions later' attitude when good companies become involved in controversy. Such was the case with Tyco, when a poorly researched newsletter called into question Tyco's accounting policies. In the resulting panic, the stock price collapsed, providing an opportunity to buy this growing company at a value price. Importantly, one can only take advantage of such opportunities with the conviction that comes from research. Without question the research effort that Ken led on Tyco was first-rate.

Our opportunistic purchase of Costco also falls into the category of seeing opportunity amid controversy. Long a favorite of growth investors, the shares of Costco fell almost 50% from their high when earnings came in below expectations. This disappointment resulted from a number of developments that Ken and I consider as positives not negatives, such as an increase in the opening of new stores and the success of Costco's partnership with American Express. Both of these developments result in higher short-term costs but long-term value creation. We had followed this well-run company for many years and are delighted that such a short-term overreaction provided an opportunity to establish a position at reasonable prices.

Other "good" buys during controversial times that warrant mention include Providian, Tellabs and Philip Morris.

"The Good" category also includes an important contribution from good sells. These sells in turn can be divided in two groups. In the first group were companies where investor euphoria drove valuations to unjustifiable levels. Most of this selling took place early in the first quarter. This was fortuitous timing, as we certainly did not foresee the massive collapse in technology that began shortly thereafter. Rather, we were simply applying the valuation discipline that is essential in our investment philosophy. We sold all of our Oracle and SAP shares, the vast majority of our Applied Materials position and a significant portion of our holdings in Texas Instruments, all at prices dramatically above where these stocks currently trade.

The second kind of good sells were in companies whose reported results were helped by nonrecurring or lower quality sources of income, such as venture capital or pension gains. Although we remain admirers of Intel and of IBM, we significantly reduced our exposure in each reflecting our concern that the companies' recurring earnings base was somewhat less than the reported results would indicate.

This brief discussion, alas, wraps up "The Good" portion of our report, leaving only "The Bad" and "The Ugly."

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

In "The Bad" category, Ken and I would place holdings whose business prospects have deteriorated generally because of factors that lay outside of the companies' control, such as the slowing economy. In some cases, such as the media companies Gannett and Tribune or the industrial company Dover, stock prices have fallen in anticipation of worsening results. In other cases, such as Masco, the largest supplier to Home Depot, and Martin Marietta Materials, a well-run gravel company, operating results have already been impacted much more than we would have predicted. Interestingly, while both Masco and Martin Marietta fell steeply from their highs, both ended the year modestly up. My definition of this category of holdings as "bad" does not describe our view of these businesses or the people who run them, but simply reflects the fact that the weakening economy will have an important impact on their short-term operating results that in some cases is worse than we would have forecast.

Onto "The Ugly": a category I define as companies whose stock prices are down as a result of deteriorating business prospects and missteps by management, at least in the short term. I must further divide this group into companies in which we still have confidence and companies in which our confidence has been shaken by our misjudgment.

In the first group, the performance of printing company Lexmark was certainly ugly. While we began buying the company when it was already down 20% from its high, the shares continued to plunge because of deteriorating business conditions as well as some operating mistakes. Similarly, the shares of Hewlett-Packard have fallen in conjunction with disappointing results that also stemmed from both a weakening business environment as well as overly optimistic predictions by the management team. Although we were undoubtedly mistaken in our short-term predictions for these companies and although their managements have clearly made some missteps, we still have confidence in them.

The most important category to report to shareholders is the segment within "The Ugly" category that we must classify as our most serious mistakes: AT&T, Motorola and Lucent. In reviewing our investment rationale and process, we have concluded that we were mistaken about these holdings for very different reasons.

In the case of AT&T, rapid developments in technology and important changes in regulations allowed a host of new competitors, ranging from the old local phone companies (or RBOCs) to brand-new, well-capitalized start-ups such as Level Three, to gain important advantages in AT&T's core long-distance and business-services operations. We were slow to recognize AT&T's strategic vulnerability or anticipate the dramatic deterioration in pricing that resulted from these developments. Unfortunately, these types of mistakes are always difficult to prevent and predict, as technological and regulatory changes are often unexpected. Nevertheless, we certainly will never again underestimate the enormous effect that capital and regulators can have on the competitive landscape, nor will we overestimate the ability of a new CEO to change quickly a slow-moving corporate culture. Clearly Mike Armstrong faced a Herculean task. In reviewing our investment in AT&T, Ken recently reminded me of Warren Buffett's quip that in investing, unlike competitive diving, there are no extra points awarded for the degree of difficulty.

In the case of Motorola, I remember my grandfather's observation that the four most expensive words on Wall Street are, "This time is different." Operating as the company does in the enormous growth businesses of telecommunications and semiconductors, it seemed likely that despite its five-year history of poor execution Motorola could be poised for years of profitable growth. Unfortunately, the company has been slow to address the causes of this chronic mis-execution and to correct its apparently poor financial controls and lack of capital discipline.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

I have saved the worst for last and now turn to Lucent, whose well-documented fall from grace is common knowledge. The reason we call Lucent the worst is because it was the most preventable of the mistakes we made in the year 2000.

When studying manufacturing companies or financial companies, our analysis always incorporates a careful assessment of the balance sheet and cash flow statements as well as the income statement. In technology, we, like many others, gave little attention to anything but the income statement. In this case, with perfect hindsight, that proved to be a mistake. The income statement was distorted in a way that might have been anticipated if we had placed as much emphasis on the company's cash flow statement as on its income statement. Although we purchased shares in Lucent after they had fallen almost one-third from their high and although the company had reported year-end net income for 1999 of over $3 billion, the company's cash flow statement revealed this shocking fact: while generating over $3 billion of net income (adjusted for an accounting change) and adding back another $1.8 billion of depreciation, the company still lost over $270 million of cash flow from operations. Given Lucent's then-stellar reputation and record, we were too easily reassured in our subsequent conversations with senior management and overlooked the now obvious significance of this glaring discrepancy. In the following months, the company went on to miss an important product cycle, which penalized revenue and forced these accounting issues to the surface.

Given the magnitude of Lucent's decline, the near unanimity of investor pessimism, the prospect of a new CEO and the pending spin-off of Lucent's valuable semiconductor business, we continue to own the shares and will report to you in future letters as to the final outcome of this saga.

It is our hope that going forward we will be able to repay a certain amount of the loss produced by this mistake through the avoidance of future mistakes. Rest assured that we have been reminded again of the importance of cash earnings (or what we call "owner earnings") and of the vagaries of GAAP (generally accepted accounting principles) earnings.

Q. What is your investment outlook?

A. Looking ahead, I can only echo my father's concerns that we will not again enjoy the wonderful environment of the last two decades for some time to come. It is clear to Ken and me that corporate margins are at precarious levels and that the quality of corporate earnings has deteriorated in recent years. It is further obvious to us that the impact of `the wealth effect' and a rising stock market has been significant on everything from rising retail sales and soaring venture capital gains, to falling GAAP compensation expense due to the hidden cost of stock options and lower required contributions to fund pension plans. Unfortunately, it does not yet seem that the potential negative impact of a reversal in these factors has been fully appreciated.

In such an environment and in the spirit of my father's comments earlier in this report, I would add our commitment to the three S's. We are committed to being selective--that is, to remaining focused on the quality of the businesses that we own; to being sensitive to the relationship between price and valuation, which benefited us in our selling early in the year 2000; and to scrutinizing financial and regulatory statements for the sorts of accounting gimmicks that cost us so much in our Lucent investment.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

While the opportunities that allowed for the handsome results enjoyed by investors over the last two decades are likely gone, our core business of buying reasonably priced well-run companies for the long term remains the best method we know for building wealth over time. In this type of environment, investors will not get the instant gratification of huge annual returns, but instead must be patient and bear in mind Ben Graham's observation: "The investor who buys securities when the market price looks cheap on the basis of the company's statements and sells them when they look high on the same basis probably will not make spectacular profits. But, on the other hand, he will probably avoid equally spectacular and more frequent losses. He should have a better than average chance of obtaining satisfactory results. And this is the chief objective of intelligent investing."(8)

On a final note, while the management of Davis Value Portfolio is a team effort, our significant additions to Tyco, Tellabs, Philip Morris and Providian were all driven by Ken, with help from the research team. One of the advantages of writing this letter is that I know that Ken himself would never acknowledge his contribution for which he deserves our sincere thanks.

As the investment climate deteriorates and the storm clouds gather over the market, we cannot assure you that we will make rapid progress in the years ahead. But we can assure you that we shall continue to make every effort to ensure that the portfolio is well-founded and supported by companies capable of riding out the storms that may follow so many years of fair weather.(3)

MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS FINANCIAL PORTFOLIO

PERFORMANCE OVERVIEW

The Davis Financial Portfolio returned 30.97% for the year ended December 31, 2000.(4) Over the same time frame, the Standard & Poor's 500 Index returned (9.10%), while the Lipper Financial Services Fund Index returned 26.74%.(5)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. Could you recap the performance of the Portfolio and financial stocks during the year 2000?

A. We are pleased to report to shareholders that the Davis Financial Portfolio's total return on net asset value of approximately 31% outpaced the S&P 500's return of negative 9% for the year 2000. This contrasts with disappointing performance in 1999 when the Portfolio fell approximately 7% while the S&P 500 increased 21%. As Christopher C. Davis and I wrote to shareholders in our midyear update in August, while these favorable short-term results are clearly more pleasant to discuss, it is the long-term result that matters.

As stewards of our investors' capital, Chris and I believe our performance should be evaluated in two ways, both measured over a holding period of five years or greater: First, how has our Portfolio performed versus the S&P 500? Second, how does the Portfolio stack up versus its peer group of financial sector funds? We would also encourage shareholders to compare the returns they achieve on an after-tax basis, although this information can be a bit harder to obtain.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

We hope our shareholders are pleased with these results, which we attribute to our philosophy of investing. That is, we look for well-managed companies with attractive economics and favorable long-term growth opportunities, and we are disciplined about the prices we pay to own shares in these fine companies.

Last year was particularly kind to almost all financial sector funds, despite an extremely volatile start when financial stocks performed quite poorly in response to the many interest rate increases by the Federal Reserve that began in late 1999 and continued into mid-2000. Financial stocks started to perform much better in the spring as investors began to sense that the central bank was nearly finished with its efforts to slow the economy in order to keep inflation in check. As of this writing, the economy has clearly slowed and inflation appears under control. In fact, the Federal Reserve is now more concerned that the U.S. economy may slip into recession, and is therefore likely to continue to lower rates over the near term, especially if the economy continues to weaken. This easing posture from the Federal Reserve Bank could help the performance of financial stocks going forward, especially if investors begin to believe that a soft landing of the economy has been achieved.

Q. What other factors contributed to the financial sector's strong performance?

A. Another positive factor driving the sector's performance was improving fundamentals for commercial property-casualty insurers. Commercial insurance is an extremely difficult, cyclical and generally low-return business often plagued by naive and irrational competition. Companies may seriously underprice policies for many reasons. Frequently they do so because they are desperate to generate new business in order to show premium growth to Wall Street or because they do not understand the risks they are taking as they enter an unfamiliar line of business. This behavior can prove disastrous not only for the aggressive company but for all companies in the industry because they are forced to cut prices to retain customers. As Warren Buffett says about commodity businesses such as commercial insurance, "You can only be as smart as your dumbest competitor."

In the aggregate, commercial insurance prices peaked in 1987 at frothy levels that generated extreme excess profits and then amazingly declined for more than 12 years, in part due to the moderating cost of settling liability claims. However, claims costs began accelerating in 1999 and that trend continued in 2000, making pricing inadequate. Moreover, several well-known companies in the insurance world, including the high-profile Reliance Group Holdings run by Saul Steinberg, became insolvent, prompting sleepy insurance rating agencies and regulators to better monitor the industry.

The good news is that these factors prodded underwriters to increase rates in standard commercial lines by 10% or more last year. That is a healthy start in getting prices to the levels required to generate an acceptable return on capital. According to conventional wisdom, pricing should stay firm for another year or more as companies try to dig themselves out of the hole they created. After many years of underperformance versus other financial stocks, such as brokerage firms, banks, life insurers and credit card lenders, property-casualty insurers outperformed their peers in 2000, and investor sentiment toward the group bordered on euphoric.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Fortunately, our Portfolio benefited last year from both improving fundamentals at the companies we own and investor enthusiasm, which drove up price/earnings multiples for the entire group. However, in hindsight, as portfolio managers we feel we could have done an even better job of capitalizing on this anticipated improvement in commercial lines' pricing by further increasing our stake in the sector. Among our large holdings that performed well in 2000 are: Transatlantic Holdings(7), which is 60% owned by insurance giant American International Group
(AIG), and Everest Reinsurance; Citigroup, which owns Travelers Insurance; Berkshire Hathaway; AIG; and regional insurer Cincinnati Financial. We believe these holdings should continue to produce long-term shareholder value as each company is well managed with a strong competitive position in its industry.

Q. What other holdings were important contributors to the Portfolio's performance?

A. Another segment that helped drive performance but with more mixed results were our holdings of consumer lending and credit card companies. On the positive side, our holding of mortgage lender Golden West Financial, extremely well managed by the team of Herb and Marion Sandler, appreciated 101% in 2000. We were able to increase our position in Golden West late in 1999 when the share price fell along with most financial stocks as interest rates began rising. However, in 2000 investors began to appreciate that moderately rising interest rates actually increase the amount of mortgages Golden West originates because its primary product, adjustable rate mortgages, becomes more attractive to consumers than higher-cost, fixed-rate mortgages. Last year's higher interest rate environment allowed Golden West to double its volume of mortgage loan originations as well as benefit from slower refinancings of mortgages made in prior years. These factors along with an expected improvement in the company's net interest margin should help produce solid earnings growth for several years to come.

Consumer lender Household International also enjoyed a solid year by delivering attractive loan growth while keeping credit costs stable. This well-managed company led by highly regarded CEO Bill Aldinger generated improving performance in all its business lines, including a long-awaited turnaround of its ailing credit card unit. Earnings at Household International increased 17% during the year while its share price increased 48%.

On the negative side, the slowdown in the economy has made investors nervous that the extraordinarily benign trends in consumer credit will not continue. Interestingly, severe and rapid deterioration in credit trends at commercial banks, particularly the shared national credit portfolio often referred to as syndicated lending, has caused some investors to sell their holdings of consumer lenders. As some may remember from previous reports, we have been concerned for some time about the likelihood of growing non-performing loans at commercial banks. As a result, we own very few banks today--a fortunate decision that aided the Portfolio's performance in 2000. It is very hard for commercial banks to report attractive earnings growth when a single loan to a weakening company such as Sunbeam can cause $750 million in write-offs overnight.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

There is little doubt in our minds that credit trends at some of our consumer lending companies, such as American Express at the high end and Providian Financial at the low to middle end, could worsen going forward if the economy continues to cool. However, consumers are in a strong position today due to record levels of employment, healthy wage increases and reasonably strong balance sheets, which should lead to a more manageable increase in credit losses. Moreover, consumer lenders have made millions of loans often averaging only a few thousand dollars each to a geographically and demographically diverse population. As a result, these companies are better positioned to navigate through a deteriorating credit environment by adjusting their credit terms, marketing expenditures and overall expense levels.

An interesting wild card will be how much of an impact the decline in the overall stock market and particularly the NASDAQ market will have on consumers' propensity to spend, their appetite for taking on more debt via home equity loans and credit card balances, and their ability to pay their lenders back. This decline from the market tops reached early in the year 2000 has wiped away more than $3 trillion of paper wealth. This "wealth effect" has been much debated by economists for several years. Chris and I are not economists, but we absolutely believe that there is a wealth effect that influences consumer behavior and that its impact may be underappreciated. Therefore, we will carefully monitor this issue and how it may affect the fundamentals of companies we own.

Q. What about the Portfolio's investments in nonfinancial companies?

A. As longer term shareholders are aware, our Portfolio typically has some investments in nonfinancial companies as well. We make these investments because there are often opportunities to buy shares in wonderful nonfinancial companies when they are significantly misunderstood or under a temporary cloud that has driven the stock price down to terrifically attractive levels.

In fact, one of the stocks that contributed the most to our Portfolio's performance in 2000 was our investment in industrial conglomerate Tyco International whose share price increased 42% last year. Tyco is an extremely well-managed company led by CEO Dennis Kozlowski with an entrepreneurial culture that has consistently created shareholder value by intelligently acquiring companies and successfully integrating them into the Tyco low-cost operating model. Creating shareholder value by aggressively acquiring companies is tremendously difficult to do and only a few companies, including Citigroup and General Electric, have been able to accomplish this feat with a consistently high batting average. We believe Tyco falls into this select group, and we have a great deal of confidence in the operating abilities of Dennis Kozlowski and his senior management team.

We owned Tyco before the company was rocked by accusations of accounting irregularities from an analyst employed by a firm that sold stocks short. As sometimes happens, this accusation attracted considerable attention in the financial press, including CNBC, Business Week and The Wall Street Journal. Investors did not seem to realize that this short seller would benefit from creating uncertainty since he would profit as the price of Tyco's shares fell. The negative media judgment created such a stir that the SEC launched an informal inquiry into how Tyco accounted for restructuring charges when it completed mergers. The SEC sends out hundreds of these letters annually, with only an extremely small percentage leading to any type of earnings restatement. However, this action combined with the adverse media attention clearly spooked the investment community. Tyco's share price plunged by 60%, wiping out more than $50 billion of market value from a company that Wall Street had loved just a short time before. Tyco was clearly guilty until proven innocent, which did not make sense to us at the time, particularly considering the source of the original accusation.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

However, to say that this was a difficult period for us would be a gross understatement. Chris and I and our team spent weeks redoing our due diligence on Tyco. We reexamined every meaningful acquisition the company had made in the past few years, poured over regulatory filings looking for clues that might either support or challenge the integrity of Tyco's accounting policies, and spoke with many competitors to ascertain how well Tyco was managing its existing businesses and newly acquired companies. At the end of this analysis, we concluded that Tyco's accounting policies seemed quite legitimate and that management should be believed and supported during this trying time in the company's history. We bought more shares in the $34 range when the stock was trading at a deeply depressed multiple of 13 times 2001 earnings so that Tyco became our second largest holding at the time. The SEC has since cleared Tyco and its share price has been hitting new highs.

One lesson learned from this experience is how important it is to know the companies we own and the management teams that run them better than most investors so that we can capitalize on opportunities and perhaps buy when others are running for the exits. Our conviction about Tyco has led to significant gains for our shareholders. As Chris likes to say, we were willing to look foolish owning Tyco during this period rather than be foolish by selling shares at prices depressed by innuendo and not facts.

Q. What is your current outlook for financial stocks?

A. Chris and I remain optimistic about the long-term outlook for financial companies. We continue to find well-managed companies with valuable consumer and business franchises, strong balance sheets and positive long-term growth opportunities whose business fundamentals remain favorable in the current environment. While we expect price volatility in financial stocks to continue, carefully selected financial services companies should offer outstanding investment opportunities for our shareholders.(3)

DAVIS REAL ESTATE PORTFOLIO

PERFORMANCE OVERVIEW

The Davis Real Estate Portfolio returned 23.33% for the year ended December 31, 2000.(4) Over the same time frame, the Wilshire Real Estate Securities Index returned 21.80%, while the Lipper Real Estate Fund Index returned 25.31%.(5)

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER

Q. How would you characterize the performance of the Portfolio and the real estate market in the year 2000?

A. While I am pleased with the Portfolio's excellent absolute return in 2000, I am disappointed that relative returns were not even stronger. After two years of poor performance in 1998 and 1999, real estate investment trusts (REITs) dramatically outperformed the S&P 500 and other major stock indexes in the year 2000. As a result, it was expensive for a real estate fund to own any real estate-oriented companies other than REITs last year. Two non-REIT holdings in particular--Boardwalk Equities(7) and Six Flags-- reduced the Portfolio's overall performance in 2000.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED

In hindsight, I regard Boardwalk Equities as a mistake and have reduced the Portfolio's exposure accordingly. While my view of the company is basically still positive, I do not like it as much as I once did because management seems focused more on making the company a technology play rather than a real estate play. Six Flags, on the other hand, is a different story. Formerly known as Premier Parks, Six Flags is one of the largest theme park owners in the country and has a solid record of acquiring and turning around troubled amusement parks. Although its stock price has fallen significantly, I am still bullish on the company's ability to achieve strong growth in profit margins and earnings.

Q. What has caused the rebound in REIT stocks?

A. I have maintained for some time that real estate stocks would perform better when investor psychology turned more cautious, and that appears to be what happened last year. As dot-com and technology stocks sold off sharply, many investors turned to REITs as a defensive haven.

However, such market-timing considerations have never been our focus at Davis Variable Account Funds. We are long-term investors and believe that earnings are what drive stock prices in the long run. The irony is that the real estate industry had two years of terrible stock price performance in 1998 and 1999, followed by a year of great relative performance in 2000, but nothing really changed at the companies from an earnings point of view.

When I look at the real estate businesses the Portfolio owns, I see companies that have consistently increased their earnings at a rate of 8-10% annually for the last five or six years, that have predictable dividend rates of 6-7% and that that can be purchased at very reasonable price/earnings (P/E) multiples of 8-10 times earnings. That kind of reliable earnings and dividend growth did not seem to matter to investors before the tech bubble burst. However, I think it is important to them now and is likely to become even more so, particularly if interest rates drop further. This may be the year when real estate stocks finally get the investor recognition we believe their consistent track record merits.

Q. What kind of companies do you favor now?

A. Among our top performing holdings last year were Spieker Properties, a diversified REIT; Centerpoint Properties, an industrial REIT; Avalon Bay, an apartment REIT; and Alexandria Real Estate Equities, an office REIT. While these companies operate in different parts of the country and in different sectors of the real estate market, they share one at least one thing in common--first-class management.

With supply and demand in equilibrium in most real estate markets nationwide, stock selection is critical, and the two factors that matter most are management quality and valuations. We want to invest with strong, sophisticated management teams that practice fiscal discipline and focus on growing earnings, and we want to pay a reasonable price for these businesses.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A. DAVIS, PORTFOLIO MANAGER - CONTINUED

Q. What is your outlook for real estate?

A. My outlook for the real estate companies that the Portfolio owns is essentially more of the same. We think their growth rates and dividend yields are more secure than they have ever been. Their managements are more seasoned and smarter, and their balance sheets look good.

The one question mark is that the REIT world as we know it today was born in 1991 at the end of the last major downturn in real estate and has not yet gone through a complete economic cycle. Some investors are concerned that we are coming toward the end of an economic cycle and that when the next recession comes, real estate will be besieged by same difficulties it suffered in the late 1980s and early 1990s.

To my mind nothing could be further from the truth. Perhaps the key difference in this real estate cycle versus other cycles historically has been the absence of overbuilding. When the economy turns down, as it inevitably will, demand will certainly slow. However, real estate companies will not be burdened by excess new supply as they were in the late 1980s and early 1990s, and that is a big positive for the industry.

Every quarter that goes by where these companies perform better and better--whether the economy is surging or slowing, whether interest rates are rising or falling--simply increases their credibility, and every bit of increased credibility adds to their multiples. In the long run, a recession could even prove beneficial. If real estate companies perform as well in relative terms during the next downturn as I think they will, that could result in a permanent upward revaluation of their P/E multiples.(3)

--------------------------------

This Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis Variable Account Funds which contains more information about risks, fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) Historically, common stocks have outperformed both bonds and cash. There can be no assurance that investing in equities will continue to build wealth in the future.

(2) There is no guarantee that the financial services or medical sectors will in fact continue to outperform the overall market.

(3) Davis Variable Account Funds investment professionals make candid statements and observations regarding economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the Davis Variable Account Funds' investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

Because Davis Financial Portfolio concentrates its investments in the banking and financial sectors it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Portfolio's investment performance, both good and bad, is expected to reflect the economic performance of the banking and financial sectors much more than a fund that does not concentrate its portfolio.

Because Davis Real Estate Portfolio concentrates its investments in the real estate sector it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Portfolio's investment performance, both good and bad, is expected to reflect the economic performance of the real estate sector much more than a fund that does not concentrate its portfolio.

Because Davis Real Estate Portfolio is allowed under its charter to focus its investments in fewer companies, it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. Should the portfolio manager determine that it is prudent to focus the Portfolio's investments in a few companies, the Portfolio's investment performance, both good and bad, is expected to reflect the economic performance of its more focused investments.

(4) Total return assumes reinvestment of dividends and capital gain distributions and does not include fees and expenses associated with the variable annuity contracts and variable life insurance policies. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The following table lists the average annual total returns for the periods ended December 31, 2000:

--------------------------------------------------------------------------------
PORTFOLIO NAME                          1 YEAR                     INCEPTION
                                                                 July 1, 1999
--------------------------------------------------------------------------------
Davis Value Portfolio                    9.30%                       7.94%
--------------------------------------------------------------------------------
Davis Financial Portfolio               23.33%                       6.55%
--------------------------------------------------------------------------------
Davis Real Estate Portfolio             30.97%                      13.87%
--------------------------------------------------------------------------------

(5) The definitions of indices quoted in this annual report appear below. Investments cannot be made directly in either of these indices.

I. The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

II. The Lipper Large-Cap Value Index is composed of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

III. The Lipper Financial Services Funds Index is composed of funds that, by portfolio practice, invest at least 65% of their portfolio in equity securities of companies engaged in providing financial services, including but not limited to banks, finance companies, insurance companies, and securities brokerage firms.

IV. Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The index is capitalization-weighted. As of December 29, 2000, 106 companies were included in this index, with a total market capitalization of $134.27 billion. The Index is rebalanced monthly and returns are calculated on a buy and hold basis.

V. Lipper Real Estate Fund Index is composed of funds that, by portfolio practice, invest at least 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry.

(6) Davis Value Portfolio manages risk by adherence to a strict price discipline. Equity markets are volatile and there can be no assurance that investors will earn a profit. The Portfolio's net asset value per share will fluctuate and an investor in the Portfolio may lose money.

(7) See each Portfolio's Schedule of Investments for a detailed list of portfolio holdings.

(8) The Interpretation of Financial Statements (1937 edition) by Benjamin Graham and Spencer Meredith.

An investment in Davis Variable Account Funds is not a deposit of any bank and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency.

DAVIS VARIABLE ACCOUNT FUND, INC.
DAVIS VALUE PORTFOLIO
PORTFOLIO HOLDINGS - AT DECEMBER 31, 2000
================================================================================

PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
---------------------------------------

Short Term Invesments, Assets & Liabilities      14.0
Common Stock                                     86.0


SECTOR WEIGHTINGS (% OF STOCK HOLDINGS)
---------------------------------------

Banks and Savings & Loan                6.9%
Building Materials                      4.7%
Consumer Products                       3.4%
Diversified                            10.0%
Electronics                             4.0%
Financial Services                     22.6%
Food & Restaurant                       2.5%
Insurance                               9.0%
Pharmaceutical and Healthcare          10.7%
Technology                              6.8%
Telecommunications                      8.6%
Wholesale                               2.9%
Other                                   7.9%

TOP 10 HOLDINGS
STOCK                                             SECTOR                               % OF FUND NET ASSETS
-------------------------------------------------------------------------------------------------------------
Tyco International Ltd.                    Diversified Manufacturing                        4.74%
American Express Co.                       Financial Services                               4.28%
American International Group, Inc.         Multi-Line Insurance                             4.05%
Household International, Inc.              Financial Services                               3.83%
Citigroup, Inc.                            Financial Services                               3.74%
Wells Fargo & Co.                          Banks and Savings & Loan Associations            3.59%
Tellabs, Inc.                              Telecommunications                               3.28%
American Home Products Corp.               Pharmaceutical and Health Care                   3.04%
Philip Morris Cos., Inc.                   Consumer Products                                2.66%
Bristol-Myers Squibb Co.                   Pharmaceutical and Health Care                   2.61%
DAVIS VARIABLE ACCOUNT FUND, INC.

DAVIS VALUE PORTFOLIO
PORTFOLIO ACTIVITY - JANUARY 1, 2000 THROUGH DECEMBER 31, 2000
================================================================================

NEW POSITIONS ADDED (1/1/00-12/31/00)
(Highlighted Positions are those greater than 0.99% of 12/31/00 total net assets)

                                                                                                          % OF 12/31/00
                                                                                     DATE OF 1ST          FUND
SECURITY                                         SECTOR                              PURCHASE             NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
AT&T Wireless Group                              Telecommunications                  4/27/00                 0.16%
BMC Software, Inc.                               Technology                          1/26/00                 0.33%
Costco Wholesale Corp.                           Wholesale                           5/25/00                 2.52%
Eli Lilly & Co.                                  Pharmaceutical and Health Care      3/7/00                  0.60%
First Data Corp.                                 Data Processing                     9/11/00                 0.11%
Kansas City Southern Industries, Inc.            Transportation                      6/29/00                   -
Loews Corp.                                      Multi-Line Insurance                9/14/00                 0.57%
Lucent Technologies Inc.                         Telecommunications                  1/11/00                 1.17%
Martin Marietta Materials, Inc.                  Building Materials                  5/11/00                 0.68%
Minnesota Mining and Manufacturing Co.           Diversified Manufacturing           12/5/00                 1.04%
Moody's Corp.                                    Financial Services                  8/21/00                 0.49%
Sprint Corp.                                     Telecommunications                  1/11/00                   -
Sun Life Financial Services of Canada            Life Insurance                      4/14/00                 0.20%
Tellabs, Inc.                                    Telecommunications                  3/10/00                 3.28%
TyCom, Ltd.                                      Telecommunications                  10/18/00                0.30%
United Parcel Service, Inc., Class B             Transportation                      9/21/00                 1.25%
Worldcom, Inc.                                   Telecommunications                  1/11/00                   -


POSITIONS CLOSED (1/1/00-12/31/00)
(Gains and losses greater than $50,000 are highlighted)

                                                                                     DATE OF
SECURITY                                         SECTOR                              FINAL SALE             GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------------------
Avaya Inc.                                       Telecommunications                  11/28/00                 (61,116)
Colgate-Palmolive Co.                            Consumer Products                   2/17/00                     (166)
Crescent Real Estate Equities Co.                Real Estate                         2/17/00                   (2,094)
Donaldson, Lufkin & Jenrette, Inc.               Investment Firms                    10/11/00                 172,493
Globalstar Telecommunications Limited            Telecommunications                  8/9/00                   (34,090)
Kansas City Southern Industries, Inc.            Transportation                      7/13/00                       95
The Neiman Marcus Group, Inc., Class B           Retail                              2/17/00                     (269)
Oracle Corp.                                     Technology                          4/27/00                  268,418
Pfizer Inc.                                      Pharmaceutical and Health Care      2/17/00                   (7,644)
SAP AG                                           Technology                          10/12/00                  72,113
Sprint Corp.                                     Telecommunications                  9/14/00                  (61,533)
U.S. Bancorp                                     Banks and Savings & Loan            3/7/00                   (49,919)
Unisys Corp.                                     Technology                          1/7/00                    (7,713)
UnumProvident Corp.                              Insurance                           3/7/00                   (30,174)
Vornado Realty Trust                             Real Estate                         5/2/00                      (605)
Waste Management, Inc.                           Waste Management Services           2/17/00                   (5,383)
Worldcom, Inc.                                   Telecommunications                  11/13/00                 (86,030)

DAVIS VARIABLE ACCOUNT FUND, INC.
DAVIS VALUE PORTFOLIO
COMPARISON OF DAVIS VALUE PORTFOLIO AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================

Average Annual Total Return For the Periods ended December 31, 2000.

--------------------------------------------------------------------------------
One Year .............................................................    9.30%
--------------------------------------------------------------------------------
Life of Fund (July 1, 1999 through December 31, 2000).................    7.94%
--------------------------------------------------------------------------------

$10,000 INVESTED AT COMMENCEMENT OF OPERATIONS. Let's say you invested $10,000 in Davis Value Portfolio on July 1, 1999 (commencement of operations). As the chart below shows, by December 31, 2000 the value of your investment would have grown to $11,218 - a 12.18% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have been $9,731 - a 2.69% decrease.

                 S&P 500         DVP
                 -------         ---
  7/1/99       $10,000.00     $10,000.00
12/31/99       $10,706.00     $10,263.57
12/31/00       $ 9,731.00     $11,218.07

Standard & Poor's is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Davis Value Portfolio contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS VARIABLE ACCOUNT FUND, INC.
DAVIS FINANCIAL PORTFOLIO
PORTFOLIO HOLDINGS - AT DECEMBER 31, 2000
================================================================================


PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
---------------------------------------

Short Term Invesments, Assets & Liabilities       9.3%
Common Stock                                     90.7%


SECTOR WEIGHTINGS (% OF STOCK HOLDINGS)
---------------------------------------

Banks and Savings & Loan                7.9%
Building Materials                      3.6%
Financial Services                     42.7%
Wholesale                               2.5%
Telecommunications                      5.8%
Consumer Products                       2.6%
Diversified                             7.4%
Data Processing                         2.5%
Insurance                              21.0%
Other                                   4.0%


TOP 10 HOLDINGS
STOCK                                             SECTOR                             % OF FUND NET ASSETS
-----------------------------------------------------------------------------------------------------------
American Express Co.                       Financial Services                               8.37%
Transatlantic Holdings, Inc.               Property/Casualty Insurance                      6.09%
Providian Financial Corp.                  Financial Services                               5.18%
Household International, Inc.              Financial Services                               4.54%
Tellabs, Inc.                              Telecommunications                               4.32%
Tyco International Ltd.                    Diversified Manufacturing                        4.06%
Stilwell Financial, Inc.                   Investment Firms                                 3.71%
Capital One Financial Corp.                Financial Services                               3.56%
Moody's Corp.                              Financial Services                               3.30%
Cititgroup Inc.                            Financial Services                               3.28%

DAVIS VARIABLE ACCOUNT FUND, INC.
DAVIS FINANCIAL PORTFOLIO
PORTFOLIO ACTIVITY - JANUARY 1, 2000 THROUGH DECEMBER 31, 2000
================================================================================

NEW POSITIONS ADDED (1/1/00-12/31/00)
(Highlighted Positions are those greater than 1.99% of 12/31/00 total net assets)

                                                                                                          % OF 12/31/00
                                                                                     DATE OF 1ST          FUND
SECURITY                                         SECTOR                              PURCHASE             NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
Bank One Corp.                                   Banks and Savings & Loan            7/20/00                  0.35%
Costco Wholesale Corp.                           Wholesale                           5/25/00                  2.27%
First Data Corp.                                 Data Processing                     9/11/00                  2.28%
Lexmark International, Inc.                      Technology                          1/11/00                  1.77%
Loews Corp.                                      Multi-Line Insurance                8/8/00                   1.61%
Martin Marietta Materials, Inc.                  Building Materials                  5/11/00                  1.32%
Moody's Corp.                                    Financial Services                  8/3/00                   3.30%
Sealed Air Corp.                                 Industrial                          7/24/00                  1.86%
Sun Life Financial Services of Canada            Life Insurance                      4/14/00                  2.22%
Tellabs, Inc.                                    Telecommunications                  4/14/00                  4.32%
TyCom, Ltd.                                      Telecommunications                  8/8/00                   0.92%


POSITIONS CLOSED (1/1/00-12/31/00)
(Gains and losses greater than $20,000 are highlighted)

                                                                                     DATE OF
SECURITY                                         SECTOR                              FINAL SALE             GAIN/(LOSS)
---------------------------------------------------------------------------------------------------------------------------
Chubb Corp.                                      Insurance                           3/8/00                    (2,480)
Donaldson, Lufkin & Jenrette, Inc.               Investment Firms                    10/11/00                 194,154
Freddie Mac                                      Financial Services                  7/31/00                  (23,629)
Hewlett-Packard Co.                              Technology                          4/14/00                    5,856
International Business Machines Corp.            Technology                          2/17/00                    3,044
Kansas City Southern Industries, Inc.            Transportation                      7/13/00                    2,309
Legg Mason, Inc.                                 Financial Services                  7/10/00                   22,250
McDonald's Corp.                                 Restaurant & Food                   2/2/00                   (17,405)
ReliaStar Financial Corp.                        Insurance                           5/10/00                   29,783
Travelers Property Casualty Corp., Class A       Insurance                           3/8/00                    (2,241)
U.S. Bancorp                                     Banks and Savings & Loan            2/23/00                  (20,855)
Vulcan Materials Co.                             Building Materials                  7/24/00                    7,058

DAVIS VARIABLE ACCOUNT FUND, INC.
DAVIS FINANCIAL PORTFOLIO
COMPARISON OF DAVIS FINANCIAL PORTFOLIO AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================

Average Annual Total Return For the Periods ended December 31, 2000.

--------------------------------------------------------------------------------
One Year ..............................................................   30.97%
--------------------------------------------------------------------------------
Life of Fund (July 1, 1999 through December 31, 2000)..................   13.87%
--------------------------------------------------------------------------------

$10,000 INVESTED AT COMMENCEMENT OF OPERATIONS. Let's say you invested $10,000 in Davis Financial Portfolio on July 1, 1999 (commencement of operations). As the chart below shows, by December 31, 2000 the value of your investment would have grown to $12,157 - a 21.57% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have been $9,731 - a 2.69% decrease.

                 S&P 500         DFP
                 -------         ---
  7/1/99       $10,000.00     $10,000.00
12/31/99       $10,706.00     $ 9,282.62
12/31/00       $ 9,731.00     $12,157.43

Standard & Poor's is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Davis Financial Portfolio contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS VARIABLE ACCOUNT FUND, INC.
DAVIS REAL ESTATE PORTFOLIO
PORTFOLIO HOLDINGS - AT DECEMBER 31, 2000
================================================================================


PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
---------------------------------------

Short Term Investments, Other Assets & Liabilities       2.7%
Common Stock                                            87.8%
Convertible Preferred Stock                              9.5%


SECTOR WEIGHTINGS (% OF STOCK HOLDINGS)
---------------------------------------

Other                                   3.4%
Real Estate                            82.7%
Resorts/Theme Parks                     3.3%
Diversified                             6.9%
Hotels & Lodging                        3.7%


TOP 10 HOLDINGS
STOCK                                             SECTOR                 % OF FUND NET ASSETS
---------------------------------------------------------------------------------------------
Centerpoint Properties Corp.               Industrial (REITS)                 7.20%
Avalon Bay Communities, Inc.               Apartments (REITS)                 5.89%
Apartment Investment & Management Co.      Apartments (REITS)                 5.25%
Vornado Realty Trust                       Diversified (REITS)                5.21%
Archstone Communities Trust                Apartments (REITS)                 5.04%
Boston Properties, Inc.                    Office Space (REITS)               4.93%
Alexandria Real Estate Equities, Inc.      Office Space (REITS)               4.90%
Equity Residential Properties Trust        Apartments (REITS)                 4.10%
Spieker Properties, Inc.                   Diversified (REITS)                4.03%
Duke-Weeks Realty Corp.                    Diversified (REITS)                4.01%

DAVIS VARIABLE ACCOUNT FUND, INC.
DAVIS REAL ESTATE PORTFOLIO
PORTFOLIO ACTIVITY - JANUARY 1, 2000 THROUGH DECEMBER 31, 2000
================================================================================

NEW POSITIONS ADDED (1/1/00-12/31/00)
(Highlighted Positions are those greater than 1.50% of 12/31/00 total net assets)


                                                                                                          % OF 12/31/00
                                                                                     DATE OF 1ST          FUND
SECURITY                                         SECTOR                              PURCHASE             NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
AMB Property Corp.                               Industrial (REITS)                  1/25/00                  1.54%
American Tower Corp., Class A                    Telecommunications                  9/6/00                   0.70%
Brookfield Properties Corp.                      Diversified                         8/9/00                   2.14%
CarrAmerica Realty Corp.                         Office Space (REITS)                1/25/00                  1.42%
Crown Castle International Corp., 6.25%,
   8/15/12, Conv. Pfd                            Telecommunications                  7/31/00                  0.14%
DECS Trust V, 7.25%, 8/15/02 Conv. Pfd.          Telecommunications                  5/15/00                  -
Post Properties, Inc.                            Apartment (REITS)                   12/12/00                 1.16%
Security Capital Group Inc., Class B             Diversified                         10/2/00                  1.53%
Six Flags, Inc.                                  Resort/Theme Parks                  3/8/00                   0.85%
SL Green Realty Corp., 8.00%, 4/15/08,
   Conv. Pfd.                                    Office Space (REITS)                12/7/00                  2.25%
Summit Properties Inc.                           Apartments (REITS)                  1/25/00                  1.82%
Vornado Realty Trust, 6.50%, Series A,
   Conv. Pfd.                                    Diversified (REITS)                 6/2/00                   0.45%


POSITIONS CLOSED (1/1/00-12/31/00)
(Gains and losses greater than $5,000 are highlighted)


                                                                                     DATE OF
SECURITY                                         SECTOR                              FINAL SALE           GAIN/(LOSS)
-----------------------------------------------------------------------------------------------------------------------
Cornerstone Properties, Inc.                     Office Space (REITS)                6/19/00                  5,176
Crescent Operating, Inc.                         Diversified                         3/8/00                  (2,475)
Crescent Real Estate Equities Co.                Office Space (REITS)                2/9/00                  (1,075)
DECS Trust V, 7.25%, 8/15/02 Conv. Pfd.          Telecommunications                  7/26/00                 (1,832)
Gables Residential Trust                         Apartments (REITS)                  2/8/00                  (1,366)
Golf Trust of America, Inc.                      Golf (REITS)                        1/28/00                 (5,176)
JDN Realty Corp.                                 Shopping Centers (REITS)            1/4/00                  (2,000)
Trizec Hahn Corp                                 Diversified                         3/15/00                 (4,244)
Vail Resorts, Inc.                               Resorts/Theme Parks                 9/11/00                  1,086

DAVIS VARIABLE ACCOUNT FUND, INC.
DAVIS REAL ESTATE PORTFOLIO
COMPARISON OF DAVIS REAL ESTATE PORTFOLIO AND STANDARD & POOR'S 500 STOCK INDEX
================================================================================

Average Annual Total Return For the Periods ended December 31, 2000.

--------------------------------------------------------------------------------
One Year ..............................................................   23.33%
--------------------------------------------------------------------------------
Life of Fund (July 1, 1999 through December 31, 2000)..................    6.55%
--------------------------------------------------------------------------------

$10,000 INVESTED AT COMMENCEMENT OF OPERATIONS. Let's say you invested $10,000 in Davis Real Estate Portfolio on July 1, 1999 (commencement of operations). As the chart below shows, by December 31, 2000 the value of your investment would have grown to $11,002 - a 10.02% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have been $9,731 - a 2.69% decrease.

                 S&P 500         DREP
                 -------         ----
  7/1/99       $10,000.00     $10,000.00
12/31/99       $10,706.00     $ 8,920.27
12/31/00       $ 9,731.00     $11,001.53

Standard & Poor's is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Davis Real Estate Portfolio contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS VALUE PORTFOLIO
DECEMBER 31, 2000


                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
=====================================================================================================================
COMMON STOCK - (86.04%)

   ADVERTISING AGENCIES - (0.04%)
           700    WPP Group PLC  .............................................................    $     43,772
                                                                                                  ------------
   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (5.90%)
         6,900    Bank One Corp................................................................        252,713
        37,400    Golden West Financial Corp...................................................      2,524,500
        77,400    Wells Fargo & Co. ...........................................................      4,310,212
                                                                                                  ------------
                                                                                                     7,087,425
                                                                                                  ------------
   BUILDING MATERIALS - (4.04%)
        19,400    Martin Marietta Materials, Inc. .............................................        820,620
       120,000    Masco Corp. .................................................................      3,082,500
        20,000    Vulcan Materials Co. ........................................................        957,500
                                                                                                  ------------
                                                                                                     4,860,620
                                                                                                  ------------
   CONSUMER PRODUCTS - (2.92%)
         8,600    Gillette Co. ................................................................        310,675
        72,800    Philip Morris Cos., Inc. ....................................................      3,203,200
                                                                                                 -------------
                                                                                                     3,513,875
                                                                                                  ------------
   DATA PROCESSING - (0.11%)
          2,500   First Data Corp. ............................................................        131,719
                                                                                                 -------------
   DIVERSIFIED - (1.91%)
            31    Berkshire Hathaway Inc., Class A*............................................      2,201,000
            42    Berkshire Hathaway Inc., Class B*............................................         98,868
                                                                                                 -------------
                                                                                                     2,299,868
                                                                                                 -------------
   DIVERSIFIED MANUFACTURING - (6.73%)
        28,100    Dover Corp. .................................................................      1,139,806
        10,400    Minnesota Mining and Manufacturing Co. ......................................      1,253,200
       102,600    Tyco International Ltd. .....................................................      5,694,300
                                                                                                 -------------
                                                                                                     8,087,306
                                                                                                 -------------
   ELECTRONICS - (3.43%)
        20,180    Agilent Technologies, Inc.*..................................................      1,104,855
         4,800    Applied Materials, Inc.*.....................................................        183,300
        11,150    Koninklijke Philips Electronics N.V..........................................        404,188
        15,400    Molex Inc....................................................................        546,219
        39,700    Texas Instruments Inc. ......................................................      1,880,787
                                                                                                 -------------
                                                                                                     4,119,349
                                                                                                 -------------
   ENERGY - (0.48%)
         9,400    Devon Energy Corp. ..........................................................        573,118
                                                                                                 -------------
   FINANCIAL SERVICES - (16.45%)
        93,600    American Express Co. ........................................................      5,142,150
        87,933    Citigroup, Inc. .............................................................      4,490,079
        24,300    Dun & Bradstreet Corp.*......................................................        628,762
        33,600    Freddie Mac..................................................................      2,314,200


DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS VALUE PORTFOLIO - CONTINUED
DECEMBER 31, 2000

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
===================================================================================================================
COMMON STOCK - CONTINUED

   FINANCIAL SERVICES - CONTINUED
        83,800    Household International, Inc. ...............................................  $   4,609,000
        22,800    Moody's  Corp. ..............................................................        585,675
        34,900    Providian Financial Corp. ...................................................      2,006,750
                                                                                                 -------------
                                                                                                    19,776,616
                                                                                                 -------------
   FOOD/BEVERAGE & RESTAURANT - (2.16%)
        76,400    McDonald's  Corp. ...........................................................      2,597,600
                                                                                                 -------------
   HOTELS - (0.75%)
        21,400    Marriott International, Inc., Class A........................................        904,150
                                                                                                 -------------
   INDUSTRIAL - (1.48%)
        58,300    Sealed Air Corp.*............................................................      1,778,150
                                                                                                 -------------
   INVESTMENT FIRMS - (3.02%)
        31,800    Morgan Stanley Dean Witter & Co. ............................................      2,520,150
        28,200    Stilwell Financial, Inc. ....................................................      1,112,137
                                                                                                 -------------
                                                                                                     3,632,287
                                                                                                 -------------
   LIFE INSURANCE - (0.20%)
         9,200    Sun Life Financial Services of Canada........................................        244,964
                                                                                                 -------------
   MULTI-LINE INSURANCE - (4.61%)
        49,337    American International Group, Inc. ..........................................      4,862,778
         6,600    Loews Corp. .................................................................        683,513
                                                                                                 -------------
                                                                                                     5,546,291
                                                                                                 -------------
   PHARMACEUTICAL AND HEALTH CARE - (9.20%)
        57,500    American Home Products Corp. ................................................      3,654,125
        42,500    Bristol-Myers Squibb Co. ....................................................      3,142,344
         7,700    Eli Lilly & Co. .............................................................        716,581
        21,736    GlaxoSmithKline PLC..........................................................      1,217,205
        21,700    Merck & Co., Inc. ...........................................................      2,031,662
         4,800    Pharmacia Corp. .............................................................        292,800
                                                                                                 -------------
                                                                                                    11,054,717
                                                                                                 -------------
  PROPERTY/CASUALTY INSURANCE - (2.91%)
         6,000    Chubb Corp. .................................................................        519,000
        12,800    Progressive Corp. (Ohio).....................................................      1,326,400
        15,600    Transatlantic Holdings, Inc. ................................................      1,651,650
                                                                                                 -------------
                                                                                                    3,497,050
                                                                                                 -------------
   PUBLISHING - (1.30%)
         3,700    Dow Jones & Co., Inc. .......................................................        209,513
        10,900    Gannett Co., Inc. ...........................................................        687,381
        15,900    Tribune Co. .................................................................        671,775
                                                                                                 -------------
                                                                                                     1,568,669
                                                                                                 -------------

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS VALUE PORTFOLIO - CONTINUED
DECEMBER 31, 2000


                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
=================================================================================================================
COMMON STOCK - CONTINUED

   REAL ESTATE - (1.34%)
         1,600    Avalonbay Communities, Inc. .................................................  $      80,200
        32,500    Centerpoint Properties Corp. ................................................      1,535,625
                                                                                                 -------------
                                                                                                     1,615,825
                                                                                                 -------------

  TECHNOLOGY - (5.86%)
        28,200    BMC Software, Inc.*..........................................................        394,800
        83,400    Hewlett-Packard Co. .........................................................      2,632,312
        18,500    Intel Corp. .................................................................        556,156
        16,600    International Business Machines Corp. .......................................      1,411,000
        43,100    Lexmark International, Inc.*.................................................      1,909,869
        25,900    Novell, Inc.*................................................................        134,761
                                                                                                 -------------
                                                                                                     7,038,898
                                                                                                 -------------

   TELECOMMUNICATIONS - (7.43%)
        37,624    AT&T Corp. ..................................................................        651,365
        10,900    AT&T Wireless Group*.........................................................        188,706
        25,400    Loral Space & Communications, Ltd.*..........................................         80,963
       104,500    Lucent Technologies  Inc. ...................................................      1,410,750
       113,300    Motorola, Inc. ..............................................................      2,294,325
        69,900    Tellabs, Inc.*...............................................................      3,947,166
        15,900    TyCom, Ltd.*.................................................................        355,763
                                                                                                 -------------
                                                                                                     8,929,038
                                                                                                 -------------
   TRANSPORTATION - (1.25%)
        25,600    United Parcel Service, Inc., Class B ........................................      1,505,600
                                                                                                 -------------
   WHOLESALE - (2.52%)
        75,700    Costco Wholesale Corp.*......................................................      3,025,634
                                                                                                 -------------

                      Total Common Stock - (identified cost $100,375,774)......................    103,432,541
                                                                                                 -------------

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS VALUE PORTFOLIO - CONTINUED
DECEMBER 31, 2000


                                                                                                      VALUE
PRINCIPAL                                        SECURITY                                           (NOTE 1)
==================================================================================================================
SHORT TERM INVESTMENTS - (13.61%)
$    4,994,000    Goldman, Sachs & Co. Repurchase Agreement, 6.47%, 01/02/01,
                     dated 12/29/00, repurchase value of $4,997,590 (collateralized by:
                     U.S. Government obligations in a pooled cash account, total market
                     value $5,093,880)......................................................... $    4,994,000
     1,386,000    Nomura Securities International, Inc. Repurchase Agreement, 6.45%,
                     01/02/01, dated 12/29/00, repurchase value of $1,386,993
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $1,413,720)............................................      1,386,000
     5,545,000    Nomura Securities International, Inc. Repurchase Agreement, 6.46%,
                     01/02/01, dated 12/29/00, repurchase value of $5,548,980
                     collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $5,655,900 )...........................................      5,545,000
     4,436,000    PaineWebber Inc. Repurchase Agreement, 6.46%, 01/02/01,
                     dated 12/29/00, repurchase value of $4,439,184 (collateralized by:
                     U.S. Government obligations in a pooled cash account, total market value
                     $4,524,720)...............................................................      4,436,000
                                                                                                --------------
                        Total Short Term Investments  - (identified cost $16,361,000)..........     16,361,000
                                                                                                --------------

                  Total Investments - (99.65%) - (identified cost $116,736,774) - (a)..........    119,793,541
                  Other Assets Less Liabilities - (0.35%)......................................        415,072
                                                                                                --------------
                  Net Assets - (100%).......................................................... $  120,208,613
                                                                                                ==============

*Non-Income Producing Security

(a) Aggregate cost for Federal Income Tax purposes is $116,884,554. At December
31, 2000 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                  Unrealized appreciation...................................................... $   11,151,715
                  Unrealized depreciation......................................................     (8,242,728)
                                                                                                --------------
                  Net unrealized appreciation ................................................. $    2,908,987
                                                                                                ==============



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS FINANCIAL PORTFOLIO
DECEMBER 31, 2000


                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==================================================================================================================
COMMON STOCK - (90.74%)

   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (7.19%)
         4,000    Bank of New York Co., Inc. ..................................................  $     220,750
         1,400    Bank One Corp. ..............................................................         51,275
         1,050    Fifth Third Bancorp..........................................................         62,770
         5,600    Golden West Financial Corp. .................................................        378,000
         2,872    Lloyds TSB Group PLC.........................................................         30,425
         1,000    State Street Corp. ..........................................................        124,210
         3,500    Wells Fargo & Co. ...........................................................        194,906
                                                                                                 -------------
                                                                                                     1,062,336
                                                                                                 -------------
   BUILDING MATERIALS - (3.27%)
         4,600    Martin Marietta Materials, Inc. .............................................        194,580
        11,200    Masco Corp. .................................................................        287,700
                                                                                                 -------------
                                                                                                       482,280
                                                                                                 -------------
   CONSUMER PRODUCTS - (2.32%)
         7,800    Philip Morris Cos., Inc. ....................................................        343,200
                                                                                                 -------------
   DATA PROCESSING - (2.28%)
         6,400    First Data Corp. ............................................................        337,200
                                                                                                 -------------
   DIVERSIFIED - (2.69%)
             5    Berkshire Hathaway Inc., Class A*............................................        355,000
            18    Berkshire Hathaway Inc., Class B*............................................         42,372
                                                                                                 -------------
                                                                                                       397,372
                                                                                                 -------------
   DIVERSIFIED MANUFACTURING - (4.06%)
        10,800    Tyco International Ltd.......................................................        599,400
                                                                                                 -------------
   FINANCIAL SERVICES - (33.34%)
        22,500    American Express Co. ........................................................      1,236,094
         8,000    Capital One Financial Corp. .................................................        526,500
         3,750    Charles Schwab Corp. ........................................................        106,406
         9,500    Citigroup Inc................................................................        485,094
        17,000    Dun & Bradstreet Corp.*......................................................        439,875
        12,200    Household International, Inc. ...............................................        671,000
         5,600    MBNA Corp. ..................................................................        206,850
        19.000    Moody's Corp.  ..............................................................        488,063
        13,300    Providian Financial Corp. ...................................................        764,750
                                                                                                 -------------
                                                                                                     4,924,632
                                                                                                 -------------
   INDUSTRIAL - (1.86%)
         9,000    Sealed Air Corp.*............................................................        274,500
                                                                                                 -------------
   INVESTMENT FIRMS - (5.43%)
         3,200    Morgan Stanley Dean Witter & Co. ............................................        253,600
        13,900    Stilwell Financial, Inc. ....................................................        548,181
                                                                                                 -------------
                                                                                                       801,781
                                                                                                 -------------

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS FINANCIAL PORTFOLIO - CONTINUED
DECEMBER 31, 2000

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==================================================================================================================
COMMON STOCK  - CONTINUED

   LIFE INSURANCE - (2.22%)
        12,300    Sun Life Financial Services of Canada........................................  $     327,488
                                                                                                 -------------
   MULTI-LINE INSURANCE - (5.50%)
         3,587    American International Group, Inc. ..........................................        353,544
         9,500    Horace Mann Educators Corp. .................................................        203,063
         2,300    Loews Corp. .................................................................        238,194
           100    Markel Corp.*................................................................         18,100
                                                                                                 -------------
                                                                                                       812,901
                                                                                                 -------------
   PROPERTY/CASUALTY INSURANCE - (11.29%)
         7,800    Cincinnati Financial Corp. ..................................................        308,831
         4,200    Everest Re Group, Ltd. ......................................................        300,825
         3,600    FPIC Insurance Group, Inc.*..................................................         32,962
         1,200    Progressive Corp. (Ohio).....................................................        124,350
         8,500    Transatlantic Holdings, Inc. ................................................        899,938
                                                                                                 -------------
                                                                                                     1,666,906
                                                                                                 -------------
   TECHNOLOGY - (1.77%)
         5,900    Lexmark International, Inc.*.................................................        261,444
                                                                                                 -------------
   TELECOMMUNICATIONS - (5.25%)
        11,300    Tellabs, Inc.*...............................................................        638,097
         6,100    TyCom, Ltd.*.................................................................        136,487
                                                                                                 -------------
                                                                                                       774,584
                                                                                                 -------------
   WHOLESALE - (2.27%)
         8,400    Costco Wholesale Corp.*......................................................        335,737
                                                                                                 -------------

                      Total Common Stock - (identified cost $11,584,872).......................     13,401,761
                                                                                                 -------------

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS FINANCIAL PORTFOLIO - CONTINUED
DECEMBER 31, 2000

                                                                                                      VALUE
PRINCIPAL                                        SECURITY                                           (NOTE 1)
=================================================================================================================
SHORT TERM INVESTMENTS - (7.85%)
$      354,000    Goldman, Sachs & Co. Repurchase Agreement, 6.47%, 01/02/01,
                    dated 12/29/00, repurchase value of $354,254 (collateralized by:
                    U.S. Government obligations in a pooled cash account, total market
                    value $361,080)............................................................  $     354,000
        98,000    Nomura Securities International, Inc. Repurchase Agreement, 6.45%,
                    01/02/01, dated 12/29/00, repurchase value of $98,070
                    (collateralized by: U.S. Government obligations in a pooled cash account,
                    total market value $99,960) ...............................................         98,000
       393,000    Nomura Securities International, Inc. Repurchase Agreement, 6.46%,
                    01/02/01, dated 12/29/00, repurchase value of $393,282
                    (collateralized by: U.S. Government obligations in a pooled cash account,
                    total market value $400,860) ..............................................        393,000
       314,000    PaineWebber Inc. Repurchase Agreement, 6.46%, 01/02/01,
                    dated 12/29/00, repurchase value of $314,225 (collateralized by:
                    U.S. Government obligations in a pooled cash account, total market value
                    $320,280)..................................................................        314,000
                                                                                                 -------------

                        Total Short Term Investments- (identified cost $1,159,000).............      1,159,000
                                                                                                 -------------

                  Total Investments - (98.59%) - (identified cost $12,743,872) - (a)...........     14,560,761
                  Other Assets Less Liabilities - (1.41%)......................................        208,748
                                                                                                 --------------
                  Net Assets - (100%)  ........................................................  $  14,769,509
                                                                                                 =============

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $12,751,171. At December
31, 2000 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                  Unrealized appreciation......................................................  $   2,100,914
                  Unrealized depreciation......................................................       (291,324)
                                                                                                 -------------
                  Net unrealized appreciation..................................................  $   1,809,590
                                                                                                 =============

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS REAL ESTATE PORTFOLIO
DECEMBER 31, 2000

                                                                                                      VALUE
SHARES                                                SECURITY                                      (NOTE 1)
=================================================================================================================
COMMON STOCK - (87.80%)

   APARTMENTS - (2.50%)
        15,800    Boardwalk Equities, Inc.*....................................................  $     121,109
                                                                                                 -------------
   APARTMENTS (REITS) - (25.91%)
         5,100    Apartment Investment & Management Co.........................................        254,681
         9,500    Archstone Communities Trust..................................................        244,625
         5,700    Avalon Bay Communities, Inc..................................................        285,713
         3,600    Equity Residential Properties Trust..........................................        199,125
         4,600    Home Properties of New York, Inc.............................................        128,513
         1,500    Post Properties, Inc.........................................................         56,344
         3,400    Summit Properties Inc........................................................         88,400
                                                                                                 -------------
                                                                                                     1,257,401
                                                                                                 -------------
   DIVERSIFIED - (6.70%)
         5,900    Brookfield Properties  Corp..................................................        103,999
         8,400    Catellus Development Corp.*..................................................        147,000
         3,700    Security Capital Group Inc., Class B*........................................         74,231
                                                                                                 -------------
                                                                                                       325,230
                                                                                                 -------------
   DIVERSIFIED (REITS) - (17.22%)
         7,900    Duke-Weeks Realty Corp.......................................................        194,538
         2,500    Kilroy Realty Corp...........................................................         70,156
         4,300    Liberty Property Trust.......................................................        122,819
         3,900    Spieker Properties, Inc......................................................        195,488
         6,600    Vornado Realty Trust.........................................................        252,863
                                                                                                 -------------
                                                                                                       835,864
                                                                                                 -------------
   HOTELS & LODGING - (3.57%)
         4,100    Marriott International, Inc., Class A........................................        173,225
                                                                                                 -------------
   INDUSTRIAL (REITS) - (8.75%)
         2,900    AMB Property Corp............................................................         74,856
         7,400    Centerpoint Properties Corp..................................................        349,650
                                                                                                 -------------
                                                                                                       424,506
                                                                                                 -------------
   MALLS (REITS) - (1.27%)
         1,700    General Growth Properties, Inc............................................            61,519
                                                                                                 -------------
   OFFICE SPACE (REITS) - (16.21%)
         6,400    Alexandria Real Estate Equities, Inc.........................................        238,000
         5,500    Boston Properties, Inc.......................................................        239,250
         2,200    CarrAmerica Realty Corp......................................................         68,888
         4,881    Equity Office Properties Trust...............................................        159,243
         1,700    Parkway Properties Inc.......................................................         50,469
         1,100    SL Green Realty Corp.........................................................         30,800
                                                                                                 -------------
                                                                                                       786,650
                                                                                                 -------------
   RESORTS/THEME PARKS - (0.85%)
         2,400    Six Flags, Inc...............................................................         41,250
                                                                                                 -------------

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS REAL ESTATE PORTFOLIO - CONTINUED
DECEMBER 31, 2000

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
================================================================================================================
COMMON STOCK  - CONTINUED

   SHOPPING CENTERS (REITS) - (1.91%)
         2,100    Kimco Realty Corp............................................................  $      92,794
                                                                                                 -------------
   STORAGE (REITS) - (2.20%)
         4,400    Public Storage, Inc..........................................................        106,975
                                                                                                 -------------
   TELECOMMUNICATIONS - (0.71%)
           900    American Tower Corp., Class A*...............................................         34,088
             5    Crown Castle International Corp.*............................................            135
                                                                                                 -------------
                                                                                                        34,223
                                                                                                 -------------
                    Total Common Stock - (identified cost $3,993,788)..........................      4,260,746
                                                                                                 -------------

CONVERTIBLE PREFERRED STOCK - (9.53%)

   APARTMENTS (REITS) - (0.45%)
           700    Equity Residential Properties Trust, 7.00%, Series E, Conv. Pfd..............         22,006
                                                                                                 -------------
   DIVERSIFIED (REITS) - (0.44%)
           400    Vornado Realty Trust, 6.5%, Series A, Conv. Pfd..............................         21,600
                                                                                                 -------------
   MALLS (REITS) - (3.84%)
         7,600    General Growth Properties, 7.25%, 7/15/08, Conv. Pfd.........................        186,200
                                                                                                 -------------
   OFFICE SPACE (REITS) - (2.25%)
         3,600    SL Green Realty Corp., 8.00%, 4/15/08, Conv. Pfd.............................        109,125
                                                                                                 -------------
   RESORTS/THEME PARKS - (2.41%)
         3,300    Six Flags Inc., 7.50%, 4/01/01, Conv. Pfd....................................        116,738
                                                                                                 -------------
   TELECOMMUNICATIONS - (0.14%)
           150    Crown Castle International Corp., 6.25%, 8/15/12, Conv. Pfd..................          6,919
                                                                                                 -------------

                    Total Convertible Preferred Stock - (identified cost $451,731).............        462,588
                                                                                                 -------------


DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS REAL ESTATE PORTFOLIO - CONTINUED
DECEMBER 31, 2000

                                                                                                      VALUE
PRINCIPAL                                             SECURITY                                      (NOTE 1)
==================================================================================================================
SHORT TERM INVESTMENTS - (9.05%)
$      134,000    Goldman, Sachs & Co. Repurchase Agreement, 6.47%, 01/02/01,
                    dated  12/29/00, repurchase value of $134,096 (collateralized by:
                    U.S. Government obligations in a pooled cash account, total market value
                    $136,680)..................................................................  $     134,000
        37,000    Nomura Securities International, Inc. Repurchase Agreement, 6.45%,
                    01/02/01, dated 12/29/00, repurchase value of $37,027
                    (collateralized by: U.S. Government obligations in a pooled cash account,
                    total market value $37,740) ...............................................         37,000
       149,000    Nomura Securities International, Inc. Repurchase Agreement, 6.46%,
                    01/02/01, dated 12/29/00, repurchase value of $149,107
                    (collateralized by: U.S. Government obligations in a pooled cash account,
                    total market value $151,980) ..............................................        149,000
       119,000    PaineWebber Inc. Repurchase Agreement, 6.46%, 01/02/01,
                    dated 12/29/00, repurchase value of $119,085 (collateralized by:
                    U.S. Government obligations in a pooled cash account, total market value
                    $121,380)..................................................................        119,000
                                                                                                 -------------

                        Total Short Term Investments- (identified cost $439,000)...............        439,000
                                                                                                 -------------

                  Total Investment - (106.38%) - (identified cost $4,884,519) - (a)............      5,162,334
                  Liabilities Less Other Assets - (6.38%)......................................       (309,420)
                                                                                                 -------------
                  Net Assets - (100%)..........................................................  $   4,852,914
                                                                                                 =============

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $4,891,783. At December
31, 2000 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                  Unrealized appreciation......................................................  $     313,705
                  Unrealized depreciation.....................................................         (43,154)
                                                                                                 -------------
                  Net unrealized appreciation .................................................  $     270,551
                                                                                                 =============


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
At December 31, 2000
================================================================================

                                                                                                   DAVIS
                                                          DAVIS               DAVIS                 REAL
                                                          VALUE             FINANCIAL              ESTATE
                                                         PORTFOLIO          PORTFOLIO             PORTFOLIO
                                                         ---------          ---------             ---------
ASSETS:
   Investments in securities, at value
     * (see accompanying Schedules
     of Investments) ..............................    $ 119,793,541       $  14,560,761       $   5,162,334
   Cash ...........................................            9,734              44,213               7,914
   Receivables:
     Dividends and interest .......................          103,176              10,719              22,027
     Capital stock sold ...........................          425,316             213,673                --
     Due from adviser .............................             --                 2,978               3,259
   Prepaid expenses ...............................              434                 434                --
                                                       -------------       -------------       -------------
                             Total assets .........      120,332,201          14,832,778           5,195,534
                                                       -------------       -------------       -------------
LIABILITIES:
   Payables:
        Capital stock reacquired ..................             --                41,666             327,247
        Due to adviser ............................           26,599                --                  --
   Accrued expenses ...............................           96,989              21,603              15,373
                                                       -------------       -------------       -------------
                             Total liabilities.....          123,588              63,269             342,620
                                                       -------------       -------------       -------------

NET ASSETS ........................................    $ 120,208,613       $  14,769,509       $   4,852,914
                                                       =============       =============       =============

SHARES OUTSTANDING (NOTE 4) .......................       10,869,378           1,240,442             467,642
                                                       =============       =============       =============

NET ASSET VALUE, offering and
     redemption price per share (Net
     Assets / shares outstanding) .................    $       11.06       $       11.91       $       10.38
                                                       =============       =============       =============

NET ASSETS CONSIST OF:
   Par value of shares of capital stock ...........    $      10,869       $       1,240       $         468
   Additional paid-in capital .....................      117,562,753          12,958,699           4,604,799
   Undistributed net investment income (loss)                   --                   (20)                458
   Accumulated net realized loss ..................         (421,776)             (7,299)            (30,626)
   Net unrealized appreciation on investments .....        3,056,767           1,816,889             277,815
                                                       -------------       -------------       -------------
                                                       $ 120,208,613       $  14,769,509       $   4,852,914
                                                       =============       =============       =============


* Including repurchase agreements of $16,361,000, $1,159,000 and $439,000 for Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio, respectively, and cost of $116,736,774, $12,743,872 and $4,884,519 for Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
STATEMENTS OF OPERATIONS
For the year ended December 31, 2000
================================================================================

                                                                                             DAVIS
                                                          DAVIS            DAVIS             REAL
                                                          VALUE          FINANCIAL          ESTATE
                                                        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                        ---------        ---------         ---------
INVESTMENT  INCOME:
Income:
   Dividends* ................................       $   401,941        $    50,023        $    92,585
   Interest ..................................           416,540             30,401              9,042
                                                     -----------        -----------        -----------
       Total income ..........................           818,481             80,424            101,627
                                                     -----------        -----------        -----------
Expenses:
   Management fees (Note 2) ..................           357,028             51,298             14,359
   Custodian fees ............................            48,334             18,457             17,032
   Transfer agent fees .......................             9,445              8,660              8,448
   Audit fees ................................             8,050              8,050              8,050
   Accounting fees (Note 2) ..................             6,000              6,000              6,000
   Legal fees ................................            14,939              3,060                617
   Reports to shareholders ...................             4,450              1,443                962
   Directors fees and expenses ...............            25,112              3,652                606
   Registration and filing fees ..............             3,385              1,046                238
   Miscellaneous .............................             4,494              4,159              3,993
                                                     -----------        -----------        -----------
       Total expenses ........................           481,237            105,825             60,305
       Expenses paid indirectly (Note 5) .....            (1,454)              (635)            (1,425)
       Reimbursement of expenses by
         adviser (Note 2) ....................            (6,721)           (37,118)           (39,804)
                                                     -----------        -----------        -----------
       Net expenses ..........................           473,062             68,072             19,076
                                                     -----------        -----------        -----------
       Net investment income .................           345,419             12,352             82,551
                                                     -----------        -----------        -----------

REALIZED  AND  UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from
     investment transactions .................           403,901            198,076             (2,430)
   Net increase in unrealized
     appreciation of investments .............         2,116,786          1,872,871            313,159
                                                     -----------        -----------        -----------
       Net realized and unrealized gain on
         investments .........................         2,520,687          2,070,947            310,729
                                                     -----------        -----------        -----------
     Net increase in net assets resulting from
       operations ............................       $ 2,866,106        $ 2,083,299        $   393,280
                                                     ===========        ===========        ===========

*    Net of foreign taxes withheld as follows.....        $1,628               $199              -



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 2000
================================================================================

                                                                                                 DAVIS
                                                          DAVIS               DAVIS               REAL
                                                          VALUE             FINANCIAL            ESTATE
                                                        PORTFOLIO           PORTFOLIO           PORTFOLIO
                                                        ---------           ---------           ---------
OPERATIONS:
    Net investment income ......................      $     345,419       $      12,352       $      82,551
    Net realized gain (loss) from
      investment transactions ..................            403,901             198,076              (2,430)
    Net increase in unrealized
      appreciation of investments ..............          2,116,786           1,872,871             313,159
                                                      -------------       -------------       -------------
    Net increase in net assets resulting
      from operations ..........................          2,866,106           2,083,299             393,280

DIVIDENDS AND DISTRIBUTIONS
    TO SHAREHOLDERS FROM:
    Net investment income ......................           (345,419)            (12,272)            (82,093)
    Realized gains from investment transactions            (767,076)           (167,237)               --
    Return of capital ..........................           (217,947)            (15,808)               --
    Distribution in excess of net investment
      income ...................................            (31,236)            (20,248)               --


CAPITAL SHARE TRANSACTIONS
    (NOTE 4) ...................................        106,036,301           9,430,772           3,931,944
                                                      -------------       -------------       -------------

Total increase in net assets ...................        107,540,729          11,298,506           4,243,131

NET ASSETS:
    Beginning of period ........................         12,667,884           3,471,003             609,783
                                                      -------------       -------------       -------------

    End of period (Including undistributed net
      investment income (loss) of $(20) and
      $458 for Davis Financial Portfolio and
      Davis  Real Estate Portfolio,
      respectively) ............................      $ 120,208,613       $  14,769,509       $   4,852,914
                                                      =============       =============       =============

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 1999
================================================================================

                                                                                               DAVIS
                                                         DAVIS             DAVIS                REAL
                                                         VALUE           FINANCIAL             ESTATE
                                                       PORTFOLIO         PORTFOLIO           PORTFOLIO
                                                     ------------       ------------       ------------
OPERATIONS:
    Net investment income ..................         $     14,023       $      7,321       $     11,182
    Net realized losses from
      investment transactions ..............              (58,601)           (38,194)           (28,196)
    Net increase (decrease) in unrealized
      appreciation of investments ..........              939,981            (55,982)           (35,344)
                                                     ------------       ------------       ------------
    Net increase (decrease) in net
      assets resulting from operations .....              895,403            (86,855)           (52,358)

DIVIDENDS TO
    SHAREHOLDERS FROM:
    Net investment income ..................              (14,023)            (7,366)           (11,182)
    Return of capital ......................               (2,540)            (1,035)            (1,876)

CAPITAL SHARE TRANSACTIONS
    (NOTE 4) ...............................           11,789,044          3,566,259            675,199
                                                     ------------       ------------       ------------

Total increase in net assets ...............           12,667,884          3,471,003            609,783

NET ASSETS:
    Beginning of period ....................                 --                 --                 --
                                                     ------------       ------------       ------------
    End of period (Including overdistributed
      net investment income of $45 for Davis
      Financial Portfolio) .................         $ 12,667,884       $  3,471,003       $    609,783
                                                     ============       ============       ============

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2000
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Davis Variable Account Fund, Inc. consists of three series of Funds, Davis Value Portfolio, Davis Financial Portfolio, and Davis Real Estate Portfolio (collectively "the Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Shares of the Funds may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Funds account separately for the assets, liabilities and operations of each series. The following is a summary of significant accounting policies followed by the Funds in the preparation of financial statements.

     Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio are diversified, professionally managed stock-oriented funds.

A. VALUATION OF SECURITIES - Securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined by the Board of Directors. Short-term obligations are valued at amortized cost which approximates fair value as determined by the Board of Directors. These valuation procedures are reviewed and subject to approval by the Board of Directors.

B. CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

C. FOREIGN CURRENCY - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales and maturities, of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

DAVIS VARIABLE ACCOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 2000
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

D. FEDERAL INCOME TAXES - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At December 31, 2000, Davis Value Portfolio had approximately $274,038 of post October losses available to offset future capital gains, if any, which expire in 2009. At December 31, 2000, Davis Real Estate Portfolio had approximately $23,360 of capital loss carryovers available to offset future capital gains, if any, which expire in 2007 and 2008.

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

F. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Discounts and premiums on debt securities (excluding convertible bonds) purchased are amortized over the lives of the respective securities.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Funds. The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2000, for Davis Value Portfolio, amounts have been reclassified to reflect a decrease in undistributed net investment loss of $31,236 and a corresponding decrease in additional paid-in capital; for Davis Financial Portfolio, amounts have been reclassified to reflect an increase in undistributed net investment loss of $55, a decrease in accumulated net realized loss of $20,304 and a decrease in additional paid-in capital of $20,249.

DAVIS VARIABLE ACCOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 2000
================================================================================

NOTE 2 - INVESTMENT ADVISORY FEES

     The fee for each of the Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio is 0.75% of the respective Fund's average annual net assets.

     State Street Bank is the Funds' primary transfer agent. Davis Selected Advisers, L.P. (the "Adviser") is also paid for certain transfer agent services. The fee paid to the Adviser for the year ended December 31, 2000 was $50 for Davis Value Portfolio, and $33 for each of the Davis Financial Portfolio and Davis Real Estate Portfolio. State Street Bank & Trust Company ("State Street Bank") is the Funds' primary accounting provider. Fees for such services are included in the custodian fee as State Street also serves as the Funds' custodian. The Adviser is also paid for certain accounting services. The fee for the year ended December 31, 2000 for Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio amounted to $6,000 for each portfolio. The Adviser has agreed to reimburse the Funds for certain expenses incurred in the current fiscal period which amounted to $6,721, $37,118 and $39,804 for Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio, respectively. Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

     Davis Selected Advisers - NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. The Funds pay no fees directly to DSA-NY.

     Each Fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. During the year ended December 31, 2000, SCD received $110 and $15 in commissions on the purchases and sales of portfolio securities in the Davis Value Portfolio and Davis Financial Portfolio, respectively.

NOTE 3 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (excluding short-term securities) during the year ended December 31, 2000 were as follows:

                                      DAVIS          DAVIS           DAVIS
                                      VALUE        FINANCIAL      REAL ESTATE
                                    PORTFOLIO      PORTFOLIO       PORTFOLIO
                                  ------------    -----------     -----------
  Cost of purchases.............  $ 93,695,317    $ 9,956,293     $ 4,168,502
  Proceeds of sales.............  $  4,312,416    $ 1,705,279     $   292,822

DAVIS VARIABLE ACCOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 2000
================================================================================

NOTE 4 - CAPITAL STOCK

     At December 31, 2000, there were 5 billion shares of capital stock ($0.001 par value per share) authorized. Transactions in capital stock were as follows:

                                                                       YEAR ENDED
                                                                    DECEMBER 31, 2000
                                                      -----------------------------------------------
                                                          DAVIS            DAVIS           DAVIS
                                                          VALUE          FINANCIAL       REAL ESTATE
                                                        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                      -------------    -------------    -------------
Shares sold .....................................        10,763,647        1,042,186          564,980
Shares issued in reinvestment of distributions...           128,294           19,685            8,193
                                                      -------------    -------------    -------------
                                                         10,891,941        1,061,871          573,173
Shares redeemed .................................        (1,258,762)        (196,240)        (175,525)
                                                      -------------    -------------    -------------
      Net increase ..............................         9,633,179          865,631          397,648
                                                      =============    =============    =============

Proceeds from shares sold .......................     $ 118,346,050    $  11,285,211    $   5,615,343
Proceeds from shares issued in
    reinvestment of distributions ...............         1,361,678          215,565           82,093
                                                      -------------    -------------    -------------
                                                        119,707,728       11,500,776        5,697,436
Cost of shares redeemed .........................       (13,671,427)      (2,070,004)      (1,765,492)
                                                      -------------    -------------    -------------
      Net increase ..............................     $ 106,036,301    $   9,430,772    $   3,931,944
                                                      =============    =============    =============

                                                                    JULY 1, 1999
                                                                   (COMMENCEMENT OF
                                                                 OPERATIONS) THROUGH
                                                                  DECEMBER 31, 1999
                                                      --------------------------------------------
                                                         DAVIS            DAVIS         DAVIS
                                                         VALUE          FINANCIAL     REAL ESTATE
                                                        PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                      ------------    ------------    ------------
Shares sold .....................................        1,328,411         426,594          68,984
Shares issued in reinvestment of distributions...            1,624             912           1,495
                                                      ------------    ------------    ------------
                                                         1,330,035         427,506          70,479
Shares redeemed .................................          (93,836)        (52,695)           (485)
                                                      ------------    ------------    ------------
      Net increase ..............................        1,236,199         374,811          69,994
                                                      ============    ============    ============

Proceeds from shares sold .......................     $ 12,681,981    $  4,045,353    $    666,302
Proceeds from shares issued in
    reinvestment of distributions ...............           16,563           8,401          13,058
                                                      ------------    ------------    ------------
                                                        12,698,544       4,053,754         679,360
Cost of shares redeemed .........................         (909,500)       (487,495)         (4,161)
                                                      ------------    ------------    ------------
      Net increase ..............................     $ 11,789,044    $  3,566,259    $    675,199
                                                      ============    ============    ============

NOTE 5 - CUSTODIAN FEES

     Under an agreement with the custodian bank, each Fund's custodian fees are reduced for earnings on cash balances maintained at the custodian by the Funds. Such reductions amounted to $1,454, $635 and $1,425 for Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio, respectively, during the year ended December 31, 2000.

DAVIS VARIABLE ACCOUNT FUND, INC.
FINANCIAL HIGHLIGHTS DAVIS VALUE PORTFOLIO
================================================================================

The following financial information represents data for each share of capital stock outstanding throughout each period:

                                                                               JULY 1, 1999
                                                                              (COMMENCEMENT
                                                                             OF OPERATIONS)
                                                        YEAR ENDED               THROUGH
                                                   DECEMBER 31, 2000        DECEMBER 31, 1999
                                                   -----------------        -----------------
Net Asset Value, Beginning of Period...............    $  10.25                 $  10.00
                                                       --------                 --------

Income From Investment Operations
 Net Investment Income.............................        0.03                     0.01
 Net Realized and Unrealized
    Gains..........................................        0.92                     0.25
                                                       --------                 --------
    Total From Investment Operations...............        0.95                     0.26

Dividends and  Distributions
 Dividends from Net Investment Income..............       (0.03)                   (0.01)
 Return of Capital.................................          -(3)                     -(3)
 Distributions from Realized Gains.................       (0.11)                      -
                                                       --------                 --------
    Total Dividends and Distributions..............       (0.14)                   (0.01)
                                                       --------                 --------

Net Asset Value, End of Period.....................    $  11.06                 $  10.25
                                                       ========                 ========
Total Return(1)......................................      9.30%                    2.64%

Ratios/Supplemental Data

Net Assets, End of Period (000 omitted)............    $120,209                  $12,668
Ratio of Expenses to Average Net Assets............        1.00%(4)                 1.00%*(4)
Ratio of Net Investment Income to
    Average Net Assets.............................        0.73%                    0.43%*

Portfolio Turnover Rate(2).........................          10%                       5%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3)  Less than $0.005 per share.

(4) Had the Adviser not absorbed certain expenses the ratio of expenses to average net assets would have been 1.01% and 2.29% for 2000 and 1999, respectively.
 *   Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL PORTFOLIO
================================================================================

The following financial information represents data for each share of capital stock outstanding throughout each period:

                                                                                       JULY 1, 1999
                                                                                      (COMMENCEMENT
                                                                                      OF OPERATIONS)
                                                      YEAR ENDED                         THROUGH
                                                   DECEMBER 31, 2000                 DECEMBER 31, 1999
                                                   -----------------                 -----------------
Net Asset Value, Beginning of Period...............    $   9.26                         $  10.00
                                                       --------                         --------

Income From Investment Operations
 Net Investment Income.............................        0.01                             0.02
 Net Realized and Unrealized
    Gains (Losses).................................        2.84                            (0.74)
                                                       --------                         --------
    Total From Investment Operations...............        2.85                            (0.72)

Dividends and  Distributions

 Dividends from Net Investment Income..............       (0.01)                           (0.02)
 Return of Capital.................................          -                                -(3)
 Distributions from Realized Gains.................       (0.19)                              -
                                                       --------                         --------
    Total Dividends and Distributions..............       (0.20)                           (0.02)
                                                       --------                         --------

Net Asset Value, End of Period.....................    $  11.91                         $   9.26
                                                       ========                         ========

Total Return(1)......................................     30.97%                           (7.17)%

Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)...........     $14,770                           $3,471
 Ratio of Expenses to Average Net Assets...........        1.00%(4)                         1.02%*(4, 5)
 Ratio of Net Investment Income to
    Average Net Assets.............................        0.18%                            0.76%*
 Portfolio Turnover Rate(2)........................          26%                               9%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3)  Less than $0.005 per share.

(4) Had the Adviser not absorbed certain expenses the ratio of expenses to average net assets would have been 1.55% and 4.26% for 2000 and 1999, respectively.

(5) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.00% for 1999.

 *   Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE PORTFOLIO
================================================================================

The following financial information represents data for each share of capital stock outstanding throughout each period:

                                                                                      JULY 1, 1999
                                                                                       (COMMENCEMENT
                                                                                      OF OPERATIONS)
                                                       YEAR ENDED                        THROUGH
                                                    DECEMBER 31, 2000               DECEMBER 31, 1999
                                                    -----------------               -----------------
Net Asset Value, Beginning of Period...............    $   8.71                          $  10.00
                                                       --------                          --------
Income From Investment Operations
 Net Investment Income.............................        0.33                              0.18
 Net Realized and Unrealized
    Gains (Losses).................................        1.67                             (1.26)
                                                       --------                          --------
    Total From Investment Operations...............        2.00                             (1.08)

Dividends and  Distributions
 Dividends from Net Investment Income..............       (0.33)                            (0.18)
 Return of Capital.................................          -                              (0.03)
                                                       --------                          --------
    Total Dividends and Distributions..............       (0.33)                            (0.21)
                                                       --------                          --------

Net Asset Value, End of Period.....................    $  10.38                          $   8.71
                                                       ========                          ========

Total Return(1)....................................       23.33%                           (10.79)%

Ratios/Supplemental Data
Net Assets, End of Period (000 omitted)............      $4,853                              $610
 Ratio of Expenses to Average Net Assets...........        1.07%(3, 4)                       1.21%*(3, 4)
 Ratio of Net Investment Income to
    Average Net Assets.............................        4.31%                             4.41%*
 Portfolio Turnover Rate(2)........................          16%                               21%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Had the Adviser not absorbed certain expenses the ratio of expenses to average net assets would have been 3.15% and 11.91% for 2000 and 1999, respectively.

(4) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.00% for 2000 and 1999.

 *   Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
INDEPENDENT AUDITORS' REPORT
================================================================================

To the Shareholders and Board of Directors of Davis Variable Account Fund, Inc.:

     We have audited the accompanying statements of assets and liabilities of Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio, including the schedules of investments as of December 31, 2000 and the related statements of operations for the year then ended, the statements of changes in net assets for the year ended December 31, 2000 and for the period from July 1, 1999 (commencement of operations) to December 31, 1999, and the financial highlights for the year ended December 31, 2000 and for the period from July 1, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio as of December 31, 2000, and the results of their operations for the year then ended, the changes in their net assets for the year ended December 31, 2000 and for the period from July 1, 1999 to December 31, 1999, and the financial highlights for the year ended December 31, 2000 and for the period from July 1, 1999 to December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

                                                                        KPMG LLP



Denver, Colorado
February 9, 2001

DAVIS VARIABLE ACCOUNT FUND, INC.
INCOME TAX INFORMATION (UNAUDITED)
December 31, 2000
================================================================================

DAVIS VALUE PORTFOLIO

     Income dividends paid by the Fund during the calendar year ended 2000 should be multiplied by 38% to arrive at the net amount eligible for the corporate dividend-received deduction.

DAVIS FINANCIAL PORTFOLIO

     Income dividends paid by the Fund during the calendar year ended 2000 should be multiplied by 30% to arrive at the net amount eligible for the corporate dividend-received deduction.

DAVIS REAL ESTATE PORTFOLIO

     Income dividends paid by the Fund during the calendar year ended 2000 should be multiplied by 100% to arrive at the net amount eligible for the corporate dividend-received deduction.

                        DAVIS VARIABLE ACCOUNT FUND, INC
             2949 East Elvira Road, Suite 101, Tucson, Arizona 85706
================================================================================


    DIRECTORS                     OFFICERS
    Wesley E. Bass, Jr.           Jeremy H. Biggs
    Jeremy H. Biggs                   Chairman
    Marc P. Blum                  Christopher C. Davis
    Andrew  A. Davis                  President - Davis Value Portfolio, Davis
    Christopher C. Davis              Financial Portfolio & Vice President-
    Jerry D. Geist                    Davis Real Estate Portfolio
    D. James Guzy                 Andrew A. Davis
    G. Bernard Hamilton               President - Davis Real Estate Portfolio,
    Laurence W. Levine                Vice President-Davis Value Portfolio &
    Theodore B. Smith, Jr.            Davis Financial Portfolio
    Christian R. Sonne            Kenneth C. Eich
    Marsha Williams                   Vice President
                                  Sharra L. Reed
                                      Vice President,
                                      Treasurer & Assistant Secretary
                                  Thomas D. Tays
                                      Vice President & Secretary

INVESTMENT ADVISER
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
(800) 279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum, LLC
111 E. Wacker Drive, Suite 2800
Chicago, Illinois  60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202


================================================================================
FOR MORE INFORMATION ABOUT THE DAVIS VARIABLE ACCOUNT FUND, INC., INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.
================================================================================

ANNUAL REPORT




Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
1-800-279-0279
www.davisfunds.com





DAVIS FUNDS
OVER 25 YEARS OF RELIABLE INVESTING